Exhibit 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (“First Amendment”) is effective this 7th day of March, 2019 by and between Brixmor Property Group, Inc. (the “Company”) and Mark Horgan (“Executive”).
WHEREAS, Executive and the Company entered into an Employment Agreement dated May 11, 2016 (the “Employment Agreement”);
WHEREAS, Executive and the Company desire Executive’s continued employment with the Company under certain amended terms and conditions as set forth herein; and
WHEREAS, the parties now desire to amend the Employment Agreement accordingly.
NOW, THEREFORE, in consideration of the premises above, the parties hereto agree as follows:
1.Section 1 of the Employment Agreement is hereby amended such that the Employment Term (as defined in the Employment Agreement) shall now end on May 20, 2022.

2.Except as otherwise provided herein, all other provisions of the Employment Agreement shall remain in effect.

3.This Amendment and the Employment Agreement (other than as amended above) constitute the entire agreement between the parties on the subject of Executive’s employment with the Company.

4.This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

5.This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment.
Brixmor Property Group, Inc.
/s/ James M. Taylor_________________
By: James M. Taylor
Title: Chief Executive Officer and President
EXECUTIVE
/s/ Mark Horgan____________________
Mark Horgan